Investor Presentation

ATA Holdings Corp.



Kenneth Wolff
EVP & CFO

June 5th, 2002

Safe Harbor Statement

This presentation contains forward-looking statements and information that are based on management's current expectations as of the date of this document. When used herein, the words "anticipate," "believe," "estimate" and "expect" and similar expressions, as they relate to the Company's management, are intended to identify such forward-looking statements. Such forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause the actual results of the Company to be materially different from those reflected in such forward looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, the following: general economic factors affecting the industry and the Company; fuel prices; competition within the industry; changes in consumer preferences; regulatory changes; and economic conditions in key markets. Additional information containing factors that could cause actual results to differ from those in the forward-looking statements are contained in the Company's Form 10-K and other filings with the Securities and Exchange Commission.

ATA Company Profile

- 29 Years in Business
  - 27 Years of Operating Profits
- Leading Market Share in Scheduled and Charter Service
  - # 1 Airline at Chicago Midway and Indianapolis (Enplanements)
  - # 1 US Charter Airline (Revenue)
  - # 1 Military Passenger Airline (Tied on Revenue)
- Re-fleeting to new aircraft with order for (40) B737-800, (12) B757-300 aircraft and (1) B757-200 aircraft
  - Youngest schedule service fleet of any major airline
- Affordable Fare and Low-Cost Business Strategy
- Top Tier Financial Performance
- 10th Largest Major Airline in the US
  - Estimated $1.4B in Revenue in 2002



ATA’s Business

- ATA's revenue diversity has benefited its performance since the 9/11 terrorist attacks

ATA's Revenue Sources

2001 Airline Capacity



100%
80%
60%
40%
20%
0%
Available Seat Miles
13%
Military
16%
Charter
71%
Scheduled Service
5%
Other
10%
Indianapolis
18%
Hawaii
67%
Chicago Midway
2001 ASMs
ASMs by Gateway

ATA is the Leading US Charter Carrier

Market Share in Commercial and Military Charter


100%
80%
60%
40%
20%
0%
Market Share
Others
51%
Ryan
10%
World
15%
ATA
24%
Others
21%
ATA
39%
World
40%
Commercial Charter
Military Charter

Key Advantages of Charter Business

- Charter purchasers buy the entire aircraft, thereby assuming the seat risk, providing ATA with a predictable revenue stream and margin

- Charters provide a natural fuel hedge due to contractual obligation of the purchaser to reimburse for fuel escalation

Source: Commercial Charter: Form 41 Data, TTM Q4 2000 to Q3 2001
Military Charter – 2001 Market Share

American Trans Air

- ATA plays a critical civilian role in military readiness

Scope of ATA's Military Business

Military Passengers, Departures and Revenues


Troops
Departures
Troops (000's)
Departures
350
300
250
200
150
100
50
0
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
230
199
186
266
206
199
329
226
1994
1995
1996
1997
1998
1999
2000
2001


Military Revenue (Millions)
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$92
$78
$84
$131
$122
$126
$189
$168
1994
1995
1996
1997
1998
1999
2000
2001

American Trans Air

- ATA leads the majors in scheduled service passenger growth for the past 5 years

Scheduled Service Growth Leads Industry Majors

5 Year Passenger Growth


55%
45%
35%
25%
15%
5%
-5%
Percentage Growth
47%
39%
26%
20%
15%
8%
6%
5%
4%
-2%
ATA
Southwest
Continental
Alaska
America West
US Airways
Northwest
Delta
American
United

Source: Form 41 data

Enplaned Passengers – 2001 (12 Months ended September) versus 1996 (12 Months ended September)

Capacity Growth Develops Existing Hubs


Chicago Midway
+ 28%
Indianapolis
+ 15%
Hawaii
-7%

Commercial Charter : -15%
Military Charter: +2%

2002 Highlights

- ASM growth of 12% systemwide
- All scheduled service growth from existing hubs
- Chicago Express growth of 68%
- Service to Hawaii improved by increased frequency on smaller 757-300 aircraft beginning in June
- Four 737-800 aircraft sold in charter to Funjet beginning June 2002
- L1011-500 aircraft used exclusively to support US Military charters

Shows changes in 2002 capacity over 2001

Growing Chicago Hub


ATA's Nonstop Routes
ATA CONNECTION ROUTES
Boston
New York-LGA
Newark
Philadelphia
Washington, D.C.-DCA
Charlotte
Minneapolis/St.Paul
Chicago
Indianapolis
Seattle
Denver
San Francisco
Las Vegas
Phoenix
Dallas-DFW
Los Angeles
Orlando
Sarasota
Ft. Lauderdale
Ft. Myers
Miami
Grand Cayman
San Juan
Cancun
Guadalajara
Aruba
Maui
Honolulu

	2002 New Markets	Chicago Non-Stop Market
May '02	Chicago – Moline (Chicago Express)	# 28
June '02	Chicago – Toledo (Chicago Express)	# 29
June '02	Indianapolis – Los Angeles	
June '02	Indianapolis – Chicago (737 added)	
July '02	Chicago – Charlotte	# 30
July '02	Chicago – Flint (Chicago Express)	# 31
August '02	Chicago – Cedar Rapids (Chicago Express)	# 32
August '02	Chicago – Lexington (Chicago Express)	# 33
September '02	Indianapolis – New York	
September '02	Indianapolis - Phoenix	

- ATA is the # 1 carrier at Chicago Midway and Indianapolis

Midway is Chicago's Growth Airport

Midway Accounts For All Of Chicago's Growth


Chicago Departures
500,000
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
O'Hare
Midway
1993
1994
1995
1996
1997
1998
1999
2000
2001
TTM

ATA Passes Southwest Market Share


Midway Market Share - Enplanements
60%
50%
40%
30%
20%
10%
0%
ATA
Southwest
Dec-97
Mar-98
Jun-98
Sep-98
Dec-98
Mar-99
Jun-99
Sep-99
Dec-99
Mar-00
Jun-00
Sep-00
Dec-00
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02

Source: Onboard, 2001 TTM is Q4 2000 to Q3 2001, Chicago Airport Authority

Hub Scope & Depth Fills Flights With Connecting Passengers


March 2002 Enplanements
Southwest
39%
Others
16%
ATA
Connection
5%
ATA
40%


MDW - LAX Passenger Profile
True Chicago -
Los Angeles
Passengers
49%
Other Connecting
Passengers
5%
Los Angeles to
East Coast
Passengers
37%
Los Angeles to
Chicago Express
Passengers
9%

Source: Chicago Airport Authority

American Trans Air

- ATA has simultaneously grown capacity and unit revenue at its Midway hub
- Through year end 2000, capacity growth averaged 34% and RASM growth averaged 5.5%

ATA's Midway Growth has been Profitable

ATA Capacity and RASM Growth at Chicago-Midway



CAGR (1997-2001)
2.5%
30%
RASM
ASM
6.57
6.98
7.30
7.72
7.26
RASM (cents)
ASMs (Millions)
9
6
3
0
12,000
10,000
8,000
6,000
4,000
2,000
0
1997
1998
1999
2000
2001

Source: Market Planning, Strategic Planning Analysis

New Midway is Customer Friendly

- Expanded facility offers more frequencies and destinations
- International gates for Caribbean and Mexican destinations
- Expanded ticket counters and baggage claim
- Covered adjacent parking
- Modern business center
- Attractive shopping and dining center
- Moving walkways

Convenient Access To Downtown From Midway

- 30 minute access to downtown Chicago via the CTA (Chicago Transit Authority) Orange Line
- Trains run every 5 – 7 minutes during weekday rush hours
- Access to Midway via CTA is available 7 days per week
- $1.50 Fare to the Loop


South Cicero Avenue
59th Street
Terminal
Upper Level
Mezzanine
Lower Level
Parking Garage
Transit Center
Orange Line to Downtown
CTA Park 'n Ride


Go to
Midway
Pulaski
Kedzie
Western
35th/Archer
Ashland
Halsted
Garfield

American Trans Air

- Over the last 5 years, scheduled service revenue growth has averaged nearly 22% annually, while total revenue has increased 13.2% yearly

15 Years of Consistent Revenue Growth



CAGR (1997-2001)
Total Revenue 13.2%
Scheduled Service Revenue 21.9%
Pro-forma
2001 results
w/o 9-11
Revenue (Billions)
$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
$0.25
$0.28
$0.37
$0.41
$0.42
$0.47
$0.58
$0.72
$0.75
$0.78
$0.92
$1.12
$1.29
$1.28
$1.36
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002F

Fleet


ATA

ATA Fleet Plan

Aircraft in fleet at period-end

	Q1 2002	Q2 2002	Q3 2002	Q4 2002	YE 2002	YE 2003
727	10	0	0	0	0	0
737	18	24	25	30	30	31
757	24	25	26	26	26	27
L1011	14	13	13	13	13	9
Total Jets	65	60	62	67	67	67
Saabs	11	15	17	17	17	17
Total Aircraft	78	77	81	86	86	84

ASMs (000s)	4,306,430	4,300,202	4,488,966	4,670,950	17,766,048	20,580,289
ASMs vs. Previous Year	+5%	+3%	+5%	+30%	+10%	+16%

New Fleet Improving Costs, Operating Performance



Fleet Economics Improvement

- 42 new technology aircraft in fleet as of 4/21/02; 55 by 12/31/02[1]
- Youngest scheduled service fleet in the industry
- B737-800W burns 42% less fuel than a B727-200 - a $173K savings[2] per aircraft per month
- 2 person cockpit
- Reduced maintenance expenditures



Performance Improvement

- Safety technology
  - Heads Up Display
  - Enhanced Ground Proximity Warning System
  - Traffic and Collision Avoidance System
  - Predictive wind shear
- Navigation technology
  - CAT IIIA
  - RNP 0.1
- ETOPS capable
- 70% decrease in aircraft reliability issues (737 vs. 727)

1 Includes 737-800, 757-200 & 757-300 aircraft
2 Assumes 337 hours of monthly utilisation and 90 cents into-plane fuel price

American Trans Air

- ATA's fleet was one of the oldest in the industry
- With the new aircraft order, ATA's fleet will be the most modern in the industry by December 2002

Rapid Fleet Modernization will Improve Cost Structure

Industry Fleet Age



Average Aircraft Age
25
20
15
10
5
0
20.5
17.2
11.3
11.2
10.8
10.2
10.0
10.0
9.9
8.0
8.0
7.3
6.3
Northwest
ATA (12/31/00)
Delta
US Airways
American
United
America West
ATA (3/31/02)
TWA
Continental
Alaska
Southwest
ATA (12/31/02 Forecast)

Note: Assumes other carriers add/subtract aircraft at a rate that maintains fleet age
Source: Deutsche Bank Alex. Brown 2/4/02 U.S. Fleet and Capacity Update

- New aircraft create a cash maintenance honeymoon in the first several years of service
- ATA is benefiting from retiring 727's and L1011-50's with heavy maintenance requirements

Maintenance CAPEX Falls as Capacity Increases

Engine and Airframe Overhaul Capital Expenditures 1999-2002


Mx CAPEX
CAPEX/ASM
Maintenance CAPEX ($000s)
CAPEX/ASM $
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$0.008
$0.007
$0.006
$0.005
$0.004
$0.003
$0.002
$0.001
$0.000
$71,445
$77,230
$54,281
$57,948
1999
2000
2001
2002

Note: 2002 expenditures based on 5/20/02 8-K data

American Trans Air

- ATA has begun to experience significant cost improvements attributable to improved reliability

New Fleet Improves Reliability

ATA Scheduled Service Aircraft Reliability



New Aircraft Deliveries Begin
Aircraft Delays/Cancellations per Thousand Departures
0
5
10
15
20
25
30
35
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
April

Source: ATA Maintenance Programs and Reliability Engineering

American Trans Air

- Even with an older, 3-engine fleet that uses a 3-man cockpit crew, ATA has a unit cost advantage
- Transition to a fleet of B737-800's and B757's will improve fundamental cost structure

New Fleet Savings vs. B727-200 (173 Seats)

Airline	Aircraft	Seats	Direct Operating CASM
Southwest	B737-700	137	12%
ATA	B737-800	175	25%
ATA	B757-200	216	25%
ATA	B757-300	247	27%

Cost Advantage Allows ATA To Offer Lower Fares

Q1 2002 Major Airline CASM (cents)



CASM (cents)
Yr/Yr Change
US Air 12.9 8%
United 11.4 (1%)
American 11.3 0%
Delta 10.5 0%
Alaska 10.1 1%
Continental 9.7 (3%)
Northwest 9.7 (3%)
America West 9.5 11%
Airtran 9.0 (8%)
Frontier 8.7 (9%)
Southwest 7.3 (5%)
ATA* 7.0 (12%)

ATA's CASM is one third lower than the average CASM of the top 9 major airlines

* Excludes the operations of tour operator subsidiary

Providing Service That Customers Value

- Curbside check-in
- E-ticketing self service check-in
- Online boarding pass print-out capability
- Electronic Gate Readers


Curbside Check-in



- Advanced Seat Assignment
- Comfortable leather seating
- 32" seat pitch vs. 30" on 727
- 25% increased capacity in new overhead bin design
- 100% fresh air circulation (B737-800)
- Quiet in-cabin experience

- Low cost brand-name hot catering to be introduced in June on longer flights
- Improved quality of in-flight entertainment beginning in June
  - PAVE program to show targeted short spots based on aircraft routing
  - Recent full-length movies on longer flights updated monthly



Financial Results Post Sept 11th



Schedule Service Load Factors and Bookings Strong

	September (Post Attack)	October	November	December	January	February	March	April
Average Scheduled Service Load Factor	50.7%	69.0%	73.4%	69.8%	64.1%	71.3%	80.7%	75.3%
Year over Year Load Factor Point Change	-15.3%	0.3%	-1.1%	0.2%	-3.2%	-4.7%	-0.4%	-4.8%
Average Daily Scheduled Service Bookings	6,001	21,802	20,366	15,212	24,465	26,377	23,509	26,550
% of Previous Year Average Daily Bookings for Same Period	29.8%	82.7%	108.6%	116.4%	89.6%	97.4%	94.9%	125.5%
Year-Over-Year Capacity Change	-2.2%	-0.5%	4.2%	5.5%	4.8%	8.8%	8.2%	12.7%

ATA Outperforms Industry In Downturn

Scheduled Service Performance vs. Major Airlines (Q1 2002 vs. Q1 2001)

	Revenue Change	RASM Change	Yield Change	Load Factor Point Change	Operating Margin Point Change	EBITDA Margin Point Change	CASM Change
ATA	**-1.8%**	**-8.4%**	**-5.1%**	**-2.5%**	**3.5%**	**-1.4%**	**-12.5%**
AirTran	-8.0%	-18.5%	-13.3%	-4.2%	-12.2%	-14.1%	-7.7%
Alaska	-2.8%	-3.1%	-5.5%	1.3%	-0.8%	-0.2%	0.9%
America West	-20.9%	-8.2%	-9.5%	0.9%	-22.5%	-8.2%	10.8%
American	-11.5%	-14.0%	-15.9%	1.5%	-17.5%	-15.2%	0.4%
Continental	-18.8%	-10.1%	-14.6%	3.6%	-12.5%	-6.9%	-2.6%
Delta	-25.0%	-10.7%	-14.9%	1.8%	-11.0%	-8.1%	0.0%
Frontier	-1.4%	-11.9%	-8.9%	-2.0%	-3.1%	-1.6%	-9.2%
Northwest	-17.7%	-6.9%	-10.5%	2.9%	0.0%	1.3%	-3.0%
Southwest	-12.1%	-15.5%	-9.7%	-4.4%	-10.8%	-9.5%	-4.9%
United	-27.6%	-11.0%	-15.5%	3.9%	-12.8%	-8.7%	-0.9%
US Air	-26.9%	-9.9%	-14.1%	2.3%	-11.5%	-11.2%	7.7%
ATA Rank	**2nd**	**4th**	**1st**	**10th**	**1st**	**3rd**	**1st**

Source: Company Press Releases
Note: Table shows scheduled service only when information is available.

Q1 2002 ATA Financial Highlights

- $10M in Operating Income
- $1.5M in Net Income
- $137.7M Cash Balance
- 3.49 EBITDA to Interest Expense ratio
- $18.2M in Cash Flow from Operations
- 12.5% Reduction in CASM


Q1 2002 Major Airlines EBITDA / EBITDAR Margin
EBITDA Margin
EBITDAR Margin
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
Southwest 11% 14%
Frontier 9% 19%
ATA 8% 19%
Airtran 1% 10%
Continental 0% 12%
Delta -3% 3%
Northwest -3% 2%
Alaska -4% 5%
American -9% -3%
America West -10% 6%
United -12% -6%
US Air -17% -9%

- Post September 11th, ATA's scheduled service load factors returned to the previous year's levels

Load Factors Near Previous Year Levels

ATA's Daily Scheduled Service Load Factors


Terrorist Attack
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
7 Day Moving Average
Current Year
Previous Year
1-Sep
15-Sep
29-Sep
13-Oct
27-Oct
10-Nov
24-Nov
8-Dec
22-Dec
5-Jan
19-Jan
2-Feb
16-Feb
2-Mar
16-Mar
30-Mar
13-Apr
27-Apr
11-May
25-May

Updated through 5/31/02

- After September 11th, Anthrax, and the AA 587 crash, ATA's bookings exceeded previous year's levels

Bookings Improve

ATA's Daily Scheduled Service Net Bookings


Terrorist Attack
2nd Anthrax Case
AA 587 Crash
Current Year
Previous Year
7 Day Moving Average
40,000
30,000
20,000
10,000
0
-10,000
1-Sep
15-Sep
29-Sep
13-Oct
27-Oct
10-Nov
24-Nov
8-Dec
22-Dec
5-Jan
19-Jan
2-Feb
16-Feb
2-Mar
16-Mar
30-Mar
13-Apr
27-Apr
11-May
25-May

Updated through 5/31/02

- Unit revenue growth in Chicago has helped ATA outperform the industry in a difficult period

Scheduled Service Unit Revenue Performance Strong vs. Industry

April 2002 Performance

	ATA	Industry
Vs April 2001	-19%	-13%
Vs April 2000	-14%	-17%


10%
5%
0%
-5%
-10%
-15%
-20%
-25%
-30%
-35%
-40%
Percentage Change in RASM
Jan-01
Feb-01
Mar-01
Apr-01
May-01
Jun-01
Jul-01
Aug-01
Sep-01
Oct-01
Nov-01
Dec-01
Jan-02
Feb-02
Mar-02
Apr-02
ATA
Industry

Source: Air Transport Association

ATA's Value Proposition


Curbside Check-in



Fly the **newest planes**

Featuring quality **in-flight service**

With a hub at **all-new Chicago-Midway**

Using **rapid passenger processing** technology

Offering **convenient** schedules to the biggest markets

Priced for today's value-conscious consumers

AMERICAN TRANS AIR